UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 19, 2016

PLUM CREEK TIMBER COMPANY, INC.*

(Weyerhaeuser Company, as successor by merger to Plum Creek Timber Company, Inc.)

(Exact name of Registrant as specified in its charter)

DELAWARE	1-10239	91-1912863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Union Street, Suite 3100 Seattle, Washington	98101-1374
(Address of principal executive offices)	(Zip Code)

(206) 467-3600

Registrant’s Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the consummation, on February 19, 2016, of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of November 6, 2015 (the “Merger Agreement”), between Plum Creek Timber Company, Inc. (“Plum Creek” or the “Company”) and Weyerhaeuser Company (“Weyerhaeuser”), pursuant to which (subject to the terms and conditions set forth in the Merger Agreement), the Company merged (the “Merger”) with and into Weyerhaeuser and each outstanding share of Plum Creek common stock was converted into the right to receive 1.60 Weyerhaeuser common shares. The events described in this Current Report on Form 8-K occurred in connection with the consummation of the Merger.

Item 1.01	Entry into a Material Definitive Agreement.

Supplemental Indenture

On February 19, 2016, in connection with the consummation of the Merger, Plum Creek Timberlands, L.P., Weyerhaeuser (as successor to Plum Creek) and U.S. Bank National Association, as trustee (the “Trustee”), entered into Supplemental Indenture No. 1 (the “Supplemental Indenture”) to the Indenture (the “Indenture”), dated as of November 14, 2005, by and among Plum Creek Timberlands, L.P., Plum Creek and the Trustee, relating to the 4.70% Notes due 2021 and the 3.25% Notes due 2023 (the “Notes”). The Supplemental Indenture provides for unsubordinated guarantees by Weyerhaeuser of the Notes.

Except as set forth in the preceding paragraph, the original terms and conditions of the Indenture and the Notes have not been materially amended by the Supplemental Indenture. A summary of the original terms and conditions of the Notes is set forth in Exhibit 4.2 to Plum Creek’s Current Report on Form 8-K, File No. 1-10239, filed November 15, 2010 and Exhibit 4.2 to Plum Creek’s Current Report on Form 8-K, File No. 1-10239, filed November 26, 2012, which summaries are incorporated into this Item 1.01 by reference.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Indenture, and the Supplemental Indenture, a copy of which is attached as Exhibit 4.1 hereto and is incorporated into this Item 1.01 by reference.

Item 1.02	Termination of a Material Definitive Agreement.

Revolving Credit Agreement

In connection with the consummation of the Merger, that certain Revolving Credit Agreement, dated March 2, 2012, by and among Plum Creek Timberlands, L.P., as the Borrower, Wells Fargo Bank, National Association, as Administrative Agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd., The Royal Bank of Scotland plc, JPMorgan Chase Bank, N.A. and U.S. Bank National Association, as Syndication Agents, CoBank, ACB and Northwest Farm Credit Services, PCA, as Documentation Agents, Wells Fargo Securities, LLC, The Bank of Tokyo-Mitsubishi UFJ, Ltd., RBS Securities Inc., J.P. Morgan Securities LLC, U.S. Bank National Association, CoBank, ACB and Northwest Farm Credit Services, PCA, as Joint Lead Arrangers and as Joint Book Runners, and the other lenders party thereto (Exhibit 10.1 to Form 8-K, File No. 1-10239, filed March 5, 2012), as amended by the First Amendment to Revolving Credit Agreement, dated June 4, 2012, by and among Plum Creek Timberlands, L.P., Wells Fargo Bank, National Association, as Administrative Agent for the lenders party thereto and as a lender, and the other lenders party thereto and the Second Amendment to Revolving Credit Agreement, dated November 8, 2013, by and among Plum Creek Timberlands, L.P., Wells Fargo Bank, National Association, as Administrative Agent for the lenders party thereto and as a lender, and the other lenders party thereto (Exhibit 10.1 to Form 8-K, File No. 1-10239, filed November 12, 2013) was terminated and the related credit facilities were paid off. No material early termination penalties were incurred by Plum Creek.

Term Loan

In connection with the consummation of the Merger, that certain Amended and Restated Term Loan Agreement, dated December 12, 2013, by and among Plum Creek Timberlands, L.P., as the Borrower, Northwest Farm Credit Services, PCA, as Administrative Agent, CoBank, ACB, as Syndication Agent, Northwest Farm Credit Services, PCA, and CoBank, ACB, as Joint Lead Arrangers and as Joint Book Runners, and the lenders party thereto (Exhibit 10.2 to Form 10-K, File No. 1-10239, for the year ended December 31, 2013) was terminated and the related credit facility was paid off. No material early termination penalties were incurred by Plum Creek.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 19, 2016, the business combination of Weyerhaeuser and Plum Creek pursuant to the terms of the Merger Agreement was completed. At the effective time of the Merger, Plum Creek merged with and into Weyerhaeuser, with Weyerhaeuser continuing as the surviving entity. The Merger Agreement and the transactions contemplated thereby, including the Merger, were approved by Plum Creek’s board of directors and stockholders and Weyerhaeuser’s board of directors. Weyerhaeuser’s shareholders approved the issuance of Weyerhaeuser common shares as consideration to Plum Creek stockholders in the Merger. The shareholder and stockholder approvals occurred at the respective special meetings of shareholders and stockholders held by Weyerhaeuser and Plum Creek on February 12, 2016.

As a result of the Merger, former Plum Creek stockholders are entitled to receive an aggregate of approximately 278.9 million Weyerhaeuser common shares, representing 1.60 Weyerhaeuser common shares per share of Plum Creek common stock, and cash in lieu of fractional shares. Based on the closing price of $23.84 per Weyerhaeuser common share on the New York Stock Exchange (the “NYSE”) on February 18, 2016, the last trading day before the date of the closing of the Merger, the aggregate value of the consideration to be paid in connection with the Merger to former holders of Plum Creek common stock is approximately $6.6 billion.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to Plum Creek’s Current Report on Form 8-K dated November 9, 2015 and is incorporated into this Item 2.01 by reference. See also Item 5.01 of this Current Report on Form 8-K, which is incorporated into this Item 2.01 by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with completion of the Merger on February 19, 2016, Weyerhaeuser (as successor to Plum Creek in the Merger) notified the New York Stock Exchange (“NYSE”) that the Merger had been completed and requested that the NYSE suspend trading of Plum Creek common stock. Accordingly, the NYSE has been requested to file an application on Form 25 with the Securities and Exchange Commission to remove Plum Creek’s common stock from listing on the NYSE and from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Weyerhaeuser (as successor to Plum Creek in the Merger) also intends to file a certification on Form 15 requesting termination of the registration of Plum Creek’s common stock under Section 12(g) of the Exchange Act and the suspension of Plum Creek’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. See Item 2.01 of this Current Report on Form 8-K, which is incorporated into this Item 3.01 by reference.

Item 3.03	Material Modification to Rights of Security Holders.

At the effective time and as a result of the Merger, each outstanding share of Plum Creek common stock (other than shares owned by Plum Creek as treasury stock, which were canceled and cease to exist) was converted into the right to receive 1.60 Weyerhaeuser common shares (the “Exchange Ratio”), with cash paid in lieu of fractional shares, plus the amount of any dividends or other distributions with a record date after the effective time. At the effective time of the Merger, holders of Plum Creek common stock immediately prior to the effective time of the Merger ceased to have any rights as stockholders in Plum Creek (other than the right to receive the merger consideration). Additionally, upon the consummation of the Merger, each outstanding restricted stock unit or deferred stock unit of Plum Creek, in each case whether or not vested, was assumed by Weyerhaeuser and converted into the right to receive Weyerhaeuser common shares calculated based on the Exchange Ratio with terms and conditions that are otherwise the same as those existing immediately prior to the consummation of the Merger, provided that any fractional shares that result from this calculation with respect to restricted stock units or deferred stock units of Plum Creek were rounded down to the nearest whole Weyerhaeuser common share. Also upon the consummation of the

Merger, each Plum Creek stock option was assumed and converted into an option to acquire a number of Weyerhaeuser common shares equal to the product (rounded down to the nearest whole number) of (1) the number of shares of Plum Creek common stock subject to the Plum Creek stock option immediately prior to the completion of the Merger and (2) 1.60, at an exercise price per share (rounded up to the nearest whole cent) equal to (a) the exercise price per share of Plum Creek common stock of such Plum Creek stock option immediately prior to the effective time divided by (b) 1.60. Also upon the consummation of the Merger, (i) each Plum Creek value management award that was granted on or before December 31, 2014 and that was outstanding as of immediately prior to the effective time of the Merger was canceled, with the holder becoming entitled to receive an amount in cash determined by assuming that all applicable performance goals were satisfied at the greater of the target level set forth in the applicable award agreement and actual performance over a shortened performance period ending as of the effective time of the Merger as determined by the compensation committee of Plum Creek’s board of directors in good faith consistent with past practices and (ii) all other grants of Plum Creek value management awards that were outstanding as of immediately prior to the effective time of the Merger, in each case whether vested or not vested, automatically had their performance goals deemed satisfied at the greater of the target level set forth in the applicable award agreement and actual performance over a shortened performance period ending as of the effective time of the Merger as determined by the compensation committee of Plum Creek board of directors in good faith consistent with past practice and were assumed by Weyerhaeuser and converted into awards, on the same terms and conditions as were applicable to such awards as of immediately prior to the effective time of the Merger, with respect to a number of units set forth in the applicable award agreement.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to Plum Creek’s Current Report on Form 8-K dated November 9, 2015 and is incorporated into this Item 3.03 by reference. See also Items 2.01 and 5.01 of this Current Report on Form 8-K, which are incorporated into this Item 3.03 by reference.

Item 5.01	Changes in Control of Registrant.

Upon closing of the Merger on February 19, 2016, a change in control of Plum Creek occurred as Plum Creek was merged with and into Weyerhaeuser and Plum Creek’s separate existence ceased, as described in Item 2.01 of this Current Report on Form 8-K, which is incorporated into this Item 5.01 by reference. As a result of the Merger, former Plum Creek stockholders are entitled to receive an aggregate of approximately 278.9 million Weyerhaeuser common shares, representing 1.60 Weyerhaeuser common shares per share of Plum Creek common stock, and cash in lieu of fractional shares. Based on the closing price of $23.84 per Weyerhaeuser common share on the New York Stock Exchange (the “NYSE”) on February 18, 2016, the last trading day before the date of the closing of the Merger, the aggregate value of the consideration to be paid in connection with the Merger to former holders of Plum Creek common stock is approximately $6.6 billion. See Items 2.01 and 3.03 of this Current Report on Form 8-K, which are incorporated into this Item 5.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, as of the effective time of the Merger on February 19, 2016, Plum Creek was merged with and into Weyerhaeuser and Plum Creek’s separate existence ceased. In connection with the Merger (and not because of any disagreement with Plum Creek on any matter relating to Plum Creek’s operations, policies, or practices), all directors of Plum Creek ceased to be directors of Plum Creek as of the effective time of the Merger.

Also, in connection with the consummation of the Merger, each of the named executive officers of Plum Creek ceased to be named executive officers of Plum Creek as of the effective time of the Merger. Immediately after the effective time of the Merger, Rick R. Holley will serve as nonexecutive chairman of the Board of Directors of Weyerhaeuser, Thomas M. Lindquist will serve as Weyerhaeuser’s Executive Vice President, Real Estate, Energy and Natural Resources, and James A. Kilberg will serve as Weyerhaeuser’s Senior Vice President, Real Estate.

The named executive officers of Plum Creek, other than Messrs. Lindquist and Kilberg, were terminated from employment with Weyerhaeuser immediately following the effective time of the Merger. Among other previously disclosed modifications to certain compensation plans of the Plum Creek named executive officers, each of the Plum Creek pension plans in which a named executive officer is a participant has been frozen effective on and after the date of the Merger.

Item 8.01	Other Events

Press Release Announcing Merger. A copy of the press release issued by Weyerhaeuser on February 19, 2016, announcing the completion of the Merger is filed herewith as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 6, 2015, by and between Plum Creek Timber Company, Inc. and Weyerhaeuser Company (Incorporated by reference to the exhibit with the corresponding exhibit number in Plum Creek’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 6, 2015 (SEC File No. 001-10239))

4.1	Supplemental Indenture No. 1, by and among Plum Creek Timberlands, L.P., Weyerhaeuser Company and U.S. Bank National Association, dated February 19, 2016

99.1	Press release dated February 19, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY
* as successor by merger to Plum Creek Timber Company, Inc.

By:	/s/ Devin W. Stockfish
Devin W. Stockfish
Senior Vice President, General Counsel and Corporate Secretary

DATED: February 19, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 6, 2015, by and between Plum Creek Timber Company, Inc. and Weyerhaeuser Company (Incorporated by reference to the exhibit with the corresponding exhibit number in Plum Creek’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 6, 2015 (SEC File No. 001-10239))

4.1	Supplemental Indenture No. 1, by and among Plum Creek Timberlands, L.P., Weyerhaeuser Company and U.S. Bank National Association, dated February 19, 2016

99.1	Press release dated February 19, 2016